EXHIBIT 10.60
SECOND MODIFICATION AGREEMENT
          This Second Modification Agreement (“Agreement”) is made as of April 28, 2006, by and between VODAVI COMMUNICATIONS SYSTEMS, INC., an Arizona corporation (“Borrower”) and COMERICA BANK, a Michigan banking corporation, successor-by-merger to Comerica Bank-California, a California banking corporation (“Lender”).
RECITALS
               A. Lender has extended to Borrower various credits, from time to time, including without limitation, a credit on a revolving basis (“Loan”) in the original maximum principal amount of $5,000,000.00, pursuant to that certain Credit Agreement dated April 10, 2003 (as modified, the “Loan Agreement”). The Loan is evidenced by that certain Promissory Note (“Note”) dated April 10, 2003, in the original principal sum of $5,000,000.00, executed by Borrower in favor of Lender. The unpaid principal balance of the Loan as of the date hereof is $0.00. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.
               B. The Loan is secured by the Collateral pursuant to that certain Security Agreement (“Security Agreement”) dated April 10, 2003 executed by Borrower in favor of Lender. The Security Agreement and all other agreements, documents and instruments relating to the Collateral and otherwise securing the Loan are referred to individually and collectively as the “Security Documents”.
               C. Lender and Borrower have executed and delivered previously that certain Modification to Credit Agreement dated February 15, 2005 (“First Modification”), modifying the terms of the Loan, the Loan Agreement, and/or the Security Documents. The Loan Agreement, the Note, the Security Documents, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modification, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, “Loan Agreement”, “Note” and “Security Documents” shall mean such documents as modified in the Modification.
               D. Borrower has requested that Lender further modify the Loan Documents as set forth in this Agreement. Lender is willing to so modify the Loan Documents, subject to the terms and conditions contained in this Agreement.
AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:
1. ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.

     2. MODIFICATION OF LOAN DOCUMENTS.
          2.1 The Loan Documents are modified as follows:
               2.1.1 The definition of “RLC Maturity Date” (as defined in Section 1.1 of the Loan Agreement and in the last paragraph of the first page of the Note) is hereby deleted in its entirety and is hereby replaced by the following: “RLC Maturity Date” means May 31, 2008.” On the RLC Maturity Date Borrower shall pay to Lender the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.
3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.
4. BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Lender:
          4.1 To the best of Borrower’s knowledge, as of the date hereof, no Event of Default under any of the Loan Documents as modified herein has occurred and is continuing.
          4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender pursuant to the Loan Agreement from the most recent financial statement received by Lender.
          4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.
          4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
          4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
          4.6 Borrower has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5. BORROWER COVENANTS.
Borrower covenants with Lender:
          5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.
          5.2 Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents, and (ii) arising from events occurring prior to the date of this Agreement.
          5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Lender:
          5.3.1 All accrued and unpaid interest and any principal amounts due and payable by Borrower under the Loan Documents as of the date hereof.
          5.3.2 All of the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, outside attorneys’ fees).
6. EXECUTION AND DELIVERY OF AGREEMENT BY LENDER.
Lender shall not be bound by this Agreement until each of the following shall have occurred: (i) Lender has executed and delivered this Agreement, (ii) Borrower shall have executed all instruments, documents and financing statements as required by Lender to effectuate the terms and conditions of this Agreement, and (iii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.
7. ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.
8. BINDING EFFECT.
The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns.

9. CHOICE OF LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.
10. COUNTERPART EXECUTION.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

COMERICA BANK	VODAVI COMMUNICATIONS SYSTEMS, INC.,
An Arizona corporation

By:

	By:	/s/ David A. Husband

Its:

Its: Chief Financial Officer

LENDER

BORROWER

GUARANTOR’S CONSENT, RATIFICATION AND REAFFIRMATION
          Vodavi Technology, Inc., a Delaware corporation (“Guarantor”), hereby consents to the terms, conditions and provisions of the foregoing Second Modification Agreement dated April 28, 2006, and the transactions contemplated by it.
          Guarantor hereby ratifies and reaffirms the full force and effectiveness of its Continuing Guarantee dated April 10, 2003, as amended from time to time, with respect to the Loan (“Guaranty”), as well as its acknowledgment that its obligations under the Guaranty are separate and distinct from those of Borrower under the Loan.
          Guarantor fully, finally and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity, that Borrower has, whether known or unknown: (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents; and (ii) arising from events occurring prior to the date hereof.
          Guarantor represents and warrants that there has been no material adverse change in the financial condition of Guarantor from the most recent financial statement received by Lender.
          Guarantor represents and warrants that Guarantor has no claims, counterclaims, defenses, or set-offs with respect to the enforcement against Guarantor of the Guaranty.
          Guarantor represents and warrants that the Loan Documents, as modified, are the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
          Dated this 28th day of April, 2006.
VODAVI TECHNOLOGY, INC.,
A Delaware corporation

By: /s/ David A. Husband

Its: Chief Financial Officer